Reinhart Genesis PMV Fund

Schedule of Investments
August 31, 2022 (Unaudited)

Description	Shares	Value
COMMON STOCKS - 95.2%
Consumer Discretionary - 13.3%
Carter's	46,250	$3,415,562
frontdoor *	249,000	5,846,520
Gentex	97,430	2,658,865
Grand Canyon Education *	96,400	7,845,032
Hillman Solutions *	855,000	7,173,450
Thor Industries	68,680	5,563,767
		32,503,196
Financials - 24.6%
1st Source	40,860	1,928,183
Air Lease, Class A	258,980	9,416,513
Assured Guaranty	118,000	6,026,260
First American Financial	48,000	2,568,000
First Citizens BancShares, Class A	13,230	10,742,231
First Hawaiian	312,490	8,034,118
International Bancshares	103,520	4,319,889
LPL Financial Holdings	12,500	2,766,625
White Mountains Insurance Group	4,800	6,576,000
Wintrust Financial	93,100	7,852,054
		60,229,873
Health Care - 11.1%
AdaptHealth *	107,000	1,922,790
Encompass Health	95,920	4,658,835
Enhabit *	62,960	1,045,136
Lantheus Holdings *	63,000	4,964,400
Premier, Class A	146,310	5,155,964
Sotera Health *	312,000	5,275,920
Syneos Health, Class A *	71,000	4,267,810
		27,290,855
Industrials - 21.0%
Aerojet Rocketdyne Holdings *	210,000	9,044,700
AMERCO	17,243	9,064,128
EMCOR Group	41,300	4,911,396
Evo Payments, Class A *	53,000	1,765,960
GMS *	96,562	4,654,288
IAA *	47,007	1,751,481
Insperity	121,830	13,281,907
TriNet Group *	83,000	6,839,200
		51,313,060
Information Technology - 13.4%
ACI Worldwide *	392,000	9,290,400
Change Healthcare *	230,000	5,651,100
Maxar Technologies	450,026	10,724,119
MAXIMUS	40,000	2,423,600
PAR Technology *	131,375	4,624,400
		32,713,619
Materials - 2.1%
Element Solutions	273,000	5,096,910

Real Estate - 9.7%
Alexander & Baldwin - REIT	458,836	8,593,998
Marcus & Millichap	232,060	8,674,403
Ryman Hospitality Properties - REIT *	78,440	6,449,337
		23,717,738
TOTAL COMMON STOCKS
(Cost $222,249,974)		232,865,251

SHORT-TERM INVESTMENT - 5.8%
First American Treasury Obligations Fund, Class X, 2.14%^
(Cost $14,219,666)	14,219,666	14,219,666

Total Investments - 101.0%
(Cost $236,469,640)		247,084,917
Other Assets and Liabilities, Net - (1.0)%		(2,452,747)
Total Net Assets - 100.0%		$244,632,170

* Non-income producing security.
REIT - Real Estate Investment Trust
^ The rate shown is the annualized seven-day effective yield as of August 31, 2022.

The Global Industry Classification Standard ("GICS"®) was developed by and is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical assets or liabilities.
Level 2 - Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Significant unobservable inputs for the asset or liability, representing the Fund's view of assumptions a market participant would use in valuing the asset or liability.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's securities by level within the fair value hierarchy as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$232,865,251	$-	$-	$232,865,251
Short-Term Investment	14,219,666	-	-	14,219,666
Total Investments	$247,084,917	$-	$-	$247,084,917

Refer to Schedule of Investments for further information on the classification of investments.